Summary Prospectus October 1, 2010
PNC Intermediate Tax Exempt Bond Fund Class A – PTBIX Class C – PITCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the “Sales Charges” section of the Fund’s prospectus on page 60 and in the “Additional Purchase and Redemption Information” section on page 44 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
		Class A			Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		3.00%			None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]		0.50%			1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)		None			None

Redemption Fee (as a percentage of amount redeemed, if applicable)		None			None

Exchange Fee		None			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.40%			0.40%

Distribution (12b-1) Fees		0.03%	[2]		0.75%

Other Expenses		0.39%			0.39%

Shareholder Servicing Fees	0.25%			0.25%

Other	0.14%			0.14%

Acquired Fund Fees and Expenses[3]		0.01%			0.01%

Total Annual Fund Operating Expenses[4]		0.83%			1.55%

Fee Waiver and Expense Reimbursement[5]		0.01%			0.01%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]		0.82%			1.54%

[1]	A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

[2]	The Fund may reimburse expenses up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 30, 2011, at which time the Board will determine whether to renew, review or discontinue it.

[3]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

[4]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

[5]	The Fund’s investment adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.81% and 1.53% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses. This contract continues through September 30, 2011, at which time the Fund’s investment adviser will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$381	$578	$784	$1,375

Class C Shares	$257	$490	$845	$1,845

For Class C Shares, you would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$157	$490	$845	$1,845

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable

Summary Prospectus	1 of 4	PNC Intermediate Tax Exempt Bond Fund

account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser (as defined below) considers each security’s yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but this may vary in response to market conditions.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PRINCIPAL RISKS

Credit Risk. The possibility that the issuer of a security, or counterparty, will not be able to make payments of interest and principal when due. The value of an investment may decline if its issuer or the Fund’s counterparty defaults or if its credit quality deteriorates.

Interest Rate Risk. An investment in fixed income securities and money market instruments is subject to interest rate risk. The market value of fixed income securities will change as interest rates go up and down. The Fund’s yield could decline due to falling interest rates and the market prices of the Fund’s fixed income investments could decline due to an increase in market interest rates.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Tax Risk. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws could cause the prices of tax-exempt securities to fall and/or could affect the tax-exempt status of the securities in which the Fund invests.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The performance information below represents the performance of the PNC National Tax-Exempt Bond Fund (the “Acquired Tax-Exempt Bond Fund”), a series of PNC Funds, Inc., that was reorganized into the Fund on February 1, 2010. The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_436/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	5.00%	(9/30/09)
Worst Quarter	-1.59%	(6/30/04)

The Fund’s year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2010 was 2.36%.

Summary Prospectus	2 of 4	PNC Intermediate Tax Exempt Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

			Since
			Inception
	1 Year	5 Years	(9/30/02)
Class A Shares
Returns Before Taxes	2.88%	2.45%	2.32%
Returns After Taxes on Distributions[1]	2.63%	2.36%	2.23%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.96%	2.48%	2.36%

Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	7.61%	4.58%	4.38%

S&P/Investortools Intermediate Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.48%	4.58%	4.50%

			Since
			Inception
	1 Year	5 Years	(9/30/02)
Class C Shares	6.63%	2.52%	2.20%

Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	7.61%	4.58%	4.38%

S&P/Investortools Intermediate Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes) (since inception date 9/30/02)	10.48%	4.58%	4.50%

[1]	After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

[2]	Effective October 1, 2010, the primary benchmark for the Fund will change to the S&P/Investortools Intermediate Municipal Bond Index (the “S&P Intermediate Index”). The Fund has selected the S&P Intermediate Index because the Adviser believes the S&P Intermediate Index (i) better reflects the mandate of the Fund and management style of the Adviser and (ii) provides the Adviser with daily transparency, and therefore improves the detail of information that the Adviser uses in evaluating and apportioning risk.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

	Years as
	Fund
	Portfolio
Name	Manager	Title
Adam Mackey	3	Director of Portfolio Management

Rebecca Rogers	3	Director of Portfolio Management

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund’s sale of municipal bonds.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•	In general, a Fund’s minimum initial investment is $1,000 for Class A and Class C Shares; and

•	The minimum initial investment for shares purchased through a Systematic Investment Program (“SIP”) is $50 for Class A and Class C Shares.

Minimum Subsequent Investments:

•	There is no minimum subsequent investment amount, unless shares are purchased through a SIP; and

•	Shares purchased through a SIP have a $50 minimum subsequent investment requirement.

A Fund’s initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Summary Prospectus	3 of 4	PNC Intermediate Tax Exempt Bond Fund

PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-TEINTA-1010